Exhibit 1.1

Execution Version

MID-AMERICA APARTMENTS COMMUNITIES, INC.

Common Stock ($0.01 par value per share)

Underwriting Agreement

August 2, 2021

J.P. MORGAN SECURITIES LLC

WELLS FARGO SECURITIES, LLC

As Representatives of the Several Underwriters named in Schedule I hereto

J.P. MORGAN SECURITIES LLC

WELLS FARGO SECURITIES, LLC

As Forward Sellers

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Forward Purchasers

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Ladies and Gentlemen:

Mid-America Apartment Communities, Inc., a Tennessee corporation (the “Company”), and each of J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (in their capacities as sellers of Borrowed Shares (as defined below) (the “Forward Sellers”), confirms their respective agreements with the Representatives (as defined below) and each of the several underwriters named in Schedule I hereto (collectively, the “Underwriters”) with respect to the sale by the Forward Sellers of an aggregate of 1,100,000 shares of common stock, par value $0.01 per share (“Common Stock”), of the Company (the “Borrowed Shares”) and the Company of any Company Shares (as defined below), severally and not jointly, to the several Underwriters, and the purchase of such shares (the “Shares”) by the Underwriters, severally and not jointly.

In connection herewith, the Company has entered into letter agreements dated the date hereof with: JP Morgan Chase Bank, National Association and Wells Fargo Bank, National Association (the “Forward Sale Agreements,” and JP Morgan Chase Bank, National Association and Wells Fargo Bank, National Association, the “Forward Purchasers”) relating to the forward sale by the Company, subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Forward Sale Agreements) of a number of shares of Common Stock, initially equal to the number of Borrowed Shares sold by the Forward Sellers pursuant to this underwriting agreement (this “Agreement”).

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter, each Forward Purchaser and each Forward Seller that:

(a) Registration Statement. The Company and Mid-America Apartments, L.P., a Tennessee limited partnership (the “Operating Partnership”) and majority owned subsidiary of the Company, have prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File Nos. 333-258271 and 333-258271-01), including a prospectus, relating to the Shares, which registration statement became effective upon filing under Rule 462(e) of the Securities Act. Such registration statement, as amended at each time of effectiveness under the Securities Act, including the information deemed pursuant to Rule 430B under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it became effective, any prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act that relates to the offering of the Shares, the prospectus and any prospectus supplement included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information and the Time of Sale Prospectus (as set forth in Schedule II hereto), and the term “Prospectus” means the prospectus supplement dated August 3, 2021 (the “Prospectus Supplement”), together with the accompanying prospectus dated July 29, 2021 (the “Base Prospectus”), in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Preliminary Prospectus (including, without limitation, the Time of Sale Prospectus) or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Base Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (a) in the case of the Registration Statement, any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein and (b) in the case of the Base Prospectus, any Preliminary Prospectus and the Prospectus, any documents filed after the date of the Base Prospectus, such Preliminary Prospectus or the Prospectus, respectively, under the Exchange Act that are deemed to be incorporated by reference therein. As used in this Agreement, references to the date of any Preliminary Prospectus or Prospectus that consists of a prospectus supplement and accompanying prospectus mean the date of such prospectus supplement. References in this Agreement to financial statements or other information that is “contained,” “included,” “described,” “set forth” or “provided” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus and similar references shall, unless stated otherwise, include any information incorporated or deemed to be incorporated by reference therein; and references in this Agreement to “subsidiaries” or any “subsidiary” of the Company shall include, without limitation, the Operating Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Time of Sale Prospectus. For purposes of this Agreement, the term “Time of Sale” means 5:30 p.m. (New York City time) on the date hereof.

(b) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Counterparty Information (as defined below).

(c) Time of Sale Prospectus. The Time of Sale Prospectus, at the Time of Sale did not, and, at the Closing Date (as defined below), will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Counterparty Information. No statement of material fact included or to be included in the Prospectus has been omitted from the Time of Sale Prospectus and no statement of material fact included in the Time of Sale Prospectus that is required to be included in the Prospectus has been or will be omitted therefrom.

(d) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters, the Forward Purchasers and the Forward Sellers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Time of Sale Prospectus, (iii) the Prospectus, (iv) the documents listed on Schedule II hereto as constituting part of the Time of Sale Prospectus and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Underwriters, the Forward Purchasers and the Forward Sellers. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with the Counterparty Information.

(e) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Operating Partnership or the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Counterparty Information.

(f) Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Financial Statements. The financial statements of the Company and its subsidiaries and the related notes thereto and the financial statements of the Operating Partnership and its subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries and the Operating Partnership and its subsidiaries, as applicable, as of the dates indicated and their respective consolidated results of operations and changes in cash flows for the periods specified; and all such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and all supporting schedules to such financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus fairly present in all material respects the information required to be stated therein. Any pro forma financial statements and related notes included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(h) Financial Statements Pursuant to Rule 3-14. Any financial statements or financial information required by Rule 3-14 or Article 11 of Regulation S-X (collectively, the “Rule 3-14 Information”) to be included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus, together with the related notes and schedules, have been included or incorporated by reference therein as required by the Securities Act and the Exchange Act, and present fairly the material factors considered by the Company or the Operating Partnership, as the case may be, when assessing each such property; after reasonable inquiry, the Company is not aware of any factor other than those included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Prospectus that would cause such Rule 3-14 Information not to be indicative of future operating results of the applicable property or properties, as the case may be; no property for which Rule 3-14 Information is included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus was acquired from a party related to the Operating Partnership or the Company; and there are no properties for which the Operating Partnership or the Company is required to disclose Rule 3-14 Information other than as included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Prospectus.

(i) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in or affecting the properties, financial condition, results of operations, business affairs or prospects of the Company and its subsidiaries, considered as one enterprise, in each case whether or not arising in the ordinary course of business; (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise; and (C) there has been no material change in the short-term debt or long-term debt of the Company and its consolidated subsidiaries (except for borrowings and repayment of borrowings in the ordinary course of business).

(j) Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Tennessee, with all power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect (as defined below). The Company is the sole general partner of the Operating Partnership and the Company owns the percentage of the outstanding equity interests in the Operating Partnership disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus. As used herein, “Material Adverse Effect” means a material adverse effect on the properties, financial condition, results of operations or business affairs of the Company and its subsidiaries, considered as one enterprise; for purposes of clarity, it is hereby understood and agreed that statements to the effect that certain matters will not or could not reasonably be expected to have or result in a Material Adverse Effect (and statements of like effect) mean that such matters will not have a Material Adverse Effect on the Company and its subsidiaries, considered as one enterprise.

(k) Organization and Good Standing of the Operating Partnership and Other Subsidiaries. The Operating Partnership has been duly organized and is validly existing as a limited partnership and in good standing under the laws of the State of Tennessee and has limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus. The Operating Partnership is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Each Significant Subsidiary (as defined below) of the Company in addition to the Operating Partnership, if any, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of each such Significant Subsidiary (i) have been duly authorized and validly issued, are fully paid and non-assessable and (ii) except for the Operating Partnership or as otherwise disclosed in the Registration Statement, the Prospectus and the Time of Sale Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; no outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of any Significant Subsidiary were issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary. As used in this Agreement, the term “Significant Subsidiary” means each subsidiary of the Company that would be deemed a “Significant Subsidiary” of the Company under either clause (1) or (2) of the definition of “significant subsidiary” appearing in Rule 1-02 of Regulation S-X.

(l) Capitalization of the Company. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Prospectus and the Time of Sale Prospectus, there are no outstanding rights (including, without limitation, pre-emptive or similar rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests of the Company or any of its Significant Subsidiaries, nor any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock or other equity interest of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company and the Company’s charter and bylaws conform in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Time of Sale Prospectus. 2,200,000 shares of Common Stock (subject to reduction for any Company Shares) have been duly authorized and reserved for issuance under the Forward Sale Agreements, and, when issued and delivered by the Company to the Forward Purchasers pursuant to the Forward Sale Agreements against payment of any applicable consideration, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

(m) No Registration Rights. The issuance, sale and/or delivery by the Company of any shares that may be issued, sold and/or delivered to the Forward Purchasers pursuant to the Forward Sale Agreements (the “Confirmation Shares”) in settlement of all or a portion of the Company’s obligations thereunder, and delivery by the Forward Purchasers of such Confirmation Shares to close out open borrowings of Common Stock created in the course of the related hedging activities, do not and will not require registration under the Securities Act.

(n) Partnership Capitalization. Without limitation to any other representations and warranties set forth herein, all of the outstanding partnership interests of the Operating Partnership (“OP Units”) have been duly authorized and validly issued and the capital contributions with respect thereto have been made in full; and the OP Units that are owned, directly or indirectly, by the Company are owned in the percentage set forth in the Registration Statement, the Prospectus and the Time of Sale Prospectus, free and clear (except as may otherwise be specifically described in the Registration Statement, the Prospectus and the Time of Sale Prospectus) of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. None of the outstanding OP Units were issued in violation of the preemptive or other rights of the security holders of the Operating Partnership. The OP Units to be issued to the Company in connection with the Company’s issuance of Company Shares, if any, have been duly authorized and validly issued, and, when issued and delivered, will be validly issued and fully paid. The OP Units, if any, to be issued to the Company in connection with the Forward Sale Agreements have been duly authorized and, when issued and delivered, will be validly issued and fully paid.

(o) Due Authorization of the Company. The Company has full right, power and authority to execute and deliver this Agreement and the Forward Sale Agreements and to perform its obligations hereunder and thereunder, including, without limitation, the issuance, sale and delivery of the Company Shares as contemplated by this Agreement, and all action required to be taken for the due and proper authorization, execution and delivery by the Company of this Agreement and the Forward Sale Agreements and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(p) Partnership Agreement. The limited partnership agreement of the Operating Partnership, including all restatements thereof and amendments thereto (the “Partnership Agreement”), has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership, and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws of general applicability relating to or affecting creditors’ rights generally or by general equity principles (collectively, the “Enforceability Exceptions”).

(q) Forward Sale Agreements. Each of the Forward Sale Agreements has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the applicable Forward Purchaser, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(r) Description of this Agreement and the Forward Sale Agreements. Each of this Agreement and the Forward Sale Agreements conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Time of Sale Prospectus.

(s) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws, partnership agreement, limited liability company agreement or other Organizational Documents (as defined below), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As used herein, the term “Organizational Documents” means, (i) with respect to a corporation, its charter and bylaws, (ii) with respect to a limited or general partnership, its partnership agreement and certificate of partnership (or similar document), (iii) with respect to a limited liability company, its limited liability company agreement and certificate of limited liability company (or similar document), and (iv) with respect to any other entity, its similar organizational documents.

(t) No Conflicts; No Consents Required. The execution, delivery and performance by the Company of this Agreement and the Forward Sale Agreements, the issuance, sale and/or delivery of any Company Shares and Confirmation Shares (and any OP Units in connection therewith), its compliance with the terms of this Agreement and the Forward Sale Agreements and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company, the Operating Partnership’s certificate of limited partnership or Partnership Agreement or the Organizational Documents of any of the Company’s other subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by this Agreement and the Forward Sale Agreements or the performance by the Company of its obligations hereunder and thereunder; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement and the Forward Sale Agreements, the issuance, sale and/or delivery of any Company Shares and Confirmation Shares (and any OP Units in connection therewith), its compliance with the terms hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby, except as have been made or obtained under the Securities Act and the Exchange Act and except as may be required by and made in accordance with or obtained under state securities laws or regulations.

(u) Legal Proceedings. Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by this Agreement and the Forward Sale Agreements or the performance by the Company of its obligations hereunder and thereunder; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or any document incorporated by reference therein that are not so described as required and (ii) there are no contracts or other documents that are required under the Securities Act or the Exchange Act to be filed as exhibits to the Registration Statement or any document incorporated by reference therein or described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or any document incorporated by reference therein that are not so filed as exhibits or so described as required.

(v) Independent Accountants. Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries are included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries and with respect to the Operating Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(w) Title to Properties. (i) Except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Prospectus, the Company and its subsidiaries hold good and marketable title to the real property and improvements described as being owned by the Company and its subsidiaries in the Registration Statement, the Prospectus and the Time of Sale Prospectus (the “Properties”) (which title is, as applicable, in the form of fee simple title to land, improvements, air rights or condominium units, or leasehold title to land, improvements, air rights or condominium units) with such exceptions and subject to such mortgages, easements and liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) any ground lease under which the Company or any of its subsidiaries leases the land or air rights on which any Property is located is in full force and effect, and neither the Company nor any of its subsidiaries is in default in respect of any of the terms or provisions of any such lease and neither the Company nor any of its subsidiaries has received notice of the assertion of any claim by anyone adverse to the rights of the Company or any such subsidiary, as the case may be, as lessee under any such lease, or affecting or questioning the rights of the Company or any such subsidiary, as the case may be, to the continued possession or use of the Property under any such lease or of a default under any such lease, other than claims which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except to the extent disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and except for such failures to comply that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(x) Investment Company Act. Neither the Company nor the Operating Partnership is and, after giving effect to the issuance, sale and/or delivery of any Company Shares and Confirmation Shares (and any OP Units in connection therewith) and the application of the net proceeds thereof as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus, neither the Company nor the Operating Partnership will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(y) Compliance with Environmental Laws. Except as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus, and except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health from Hazardous Materials (as defined below) or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, or asbestos-containing materials (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation of Hazardous Materials, or an action, suit or proceeding by any private party or governmental body or agency, against the Company or any of its subsidiaries relating to Hazardous Materials or any applicable Environmental Laws.

(z) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where any such revocation, modification or failure to renew would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Disclosure Controls. Each of the Company and the Operating Partnership maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) or Rule 15d-15(e) of the Exchange Act, as applicable) that is designed to ensure that information required to be disclosed by it in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s or the Operating Partnership’s, as the case may be, management as appropriate to allow timely decisions regarding required disclosure. Each of the Company and its subsidiaries and the Operating Partnership and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15(b) or Rule 15d-15(b) of the Exchange Act, as applicable, and as of December 31, 2020 and as of the last day of each of the Company’s and the Operating Partnership’s fiscal quarters ended thereafter, such disclosure controls and procedures were effective to perform the functions for which they were established.

(bb) Accounting Controls. Each of the Company and the Operating Partnership maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) or Rule 15d-15(f) of the Exchange Act, as applicable) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each of the Company and the Operating Partnership maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on each of the Company’s and the Operating Partnership’s most recent evaluation of its internal control over financial reporting pursuant to Rule 13a-15(c) or Rule 15d-15(c) of the Exchange Act, as applicable, except as disclosed in the Registration Statement, the Prospectus and the Time of Sale Prospectus, there are no material weaknesses in the Company’s or the Operating Partnership’s internal control over financial reporting. The Company’s and the Operating Partnership’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s or the Operating Partnership’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or the Operating Partnership’s internal control over financial reporting.

(cc) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd) Insurance. Each of the Company and its subsidiaries have insurance (including title insurance) provided by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate and customary in the businesses in which they are engaged, except where the failure to be so insured would not reasonably be expected to result in a Material Adverse Effect.

(ee) ERISA. The assets of the Company and its subsidiaries do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended.

(ff) No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither the Company nor the Operating Partnership will directly or indirectly use the proceeds from the issuance, sale and/or delivery, as applicable, of the Shares, the Confirmation Shares or the OP Units, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(gg) Compliance with FCPA and Related Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate, partnership or similar funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. No part of the proceeds from the issuance, sale and/or delivery of any Company Shares and Confirmation Shares (or any OP Units in connection therewith) will be used, directly or indirectly, by the Company and its subsidiaries in violation of the FCPA.

(hh) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company or any of its subsidiaries own or lease property or conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency within such jurisdictions (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii) Compliance with Sarbanes-Oxley. There is and has been no failure on the part of the Company or the Operating Partnership or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(jj) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(kk) No Stabilization. Neither the Company nor any subsidiary of the Company nor any affiliate of the Company has taken, nor will the Company nor any subsidiary of the Company nor any affiliate of the Company take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ll) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(nn) Compliance with Tax Laws. The Company and each of its subsidiaries have filed or caused to be filed all federal, state, local and foreign tax returns, reports, information returns and statements which have been required to be filed by them (except for returns, reports, information returns and statements the failure to file which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and the failure to file which would not, singly or in the aggregate, adversely affect the Company’s qualification as a real estate investment trust (“REIT”) for federal or state tax purposes) and have paid all taxes required to be paid and any other assessment, fine or penalty levied against them to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and in respect of which adequate reserves are being maintained and except to the extent any such failure to pay would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and which failure to pay would not, singly or in the aggregate, adversely affect the Company’s qualification as a REIT for federal or state tax purposes.

(oo) REIT Compliance. Commencing with its taxable year ended December 31, 1994, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (“Code”), and its organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. The subsidiaries of the Company that are partnerships or limited liability companies (“Subsidiary Partnerships”) have been and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships. In the case of any Subsidiary Partnerships that have terminated, such Subsidiary Partnerships were treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships through the date of termination of such Subsidiary Partnerships.

(pp) Waivers. The Company will use its best efforts to monitor the ownership of the Company’s capital stock to ensure that (i) the Ownership Limit Waiver Agreement (the “Invesco Waiver”), by and between the Company and Invesco Advisers, Inc. (“Invesco”), dated June 6, 2011, (ii) the Ownership Limit Waiver Agreement (the “BlackRock Waiver”), by and between the Company and BlackRock, Inc. (“BlackRock”), dated May 17, 2016, (iii) the Ownership Limit Waiver Agreement (the “Vanguard Waiver”), by and between the Company and The Vanguard Group, Inc. (“Vanguard”), dated October 5, 2017 and (iv) any similar waivers entered into in the future, will not cause the Company to fail to satisfy the requirements of Section 856(a)(6) of the Code, including, without limitation, making periodic inquiries regarding the ownership of the capital stock of the Company by Invesco, BlackRock, Vanguard and each other person or entity to which any similar waiver is granted and making periodic reviews of the ownership of the capital stock of the Company by other shareholders; the Company will, if necessary to prevent a violation of the requirements of Section 856(a)(6) of the Code, promptly exercise the power in Section 3 of the Invesco Waiver or Section 4 of the BlackRock Waiver or the Vanguard Waiver, as the case may be, to revoke the waiver of the ownership limitation granted to Invesco pursuant to the Invesco Waiver, BlackRock pursuant to the BlackRock Waiver and/or Vanguard pursuant to the Vanguard Waiver, as the case may be, and will insure that each similar waiver that may be granted in the future gives the Company a similar right of revocation and the Company will, if necessary to prevent a violation of Section 856(a)(6) of the Code, promptly exercise such right; provided that this paragraph shall not be applicable with respect to any such waiver which has been terminated in writing by the Company.

(qq) No Subsidiary Guarantees. Except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Prospectus, no subsidiary of the Company has, directly or indirectly, guaranteed or otherwise provided direct or indirect financial or credit support for any Debt (as defined in the Preliminary Prospectus Supplement) of the Company or has entered into a keepwell or other agreement, instrument or arrangement pursuant to which it is or may be required to maintain the capital, shareholders’ or partners’ equity or other financial condition of the Company, nor has any subsidiary of the Company entered into any agreement, instrument or arrangement pursuant to which it is or may be required to do any of the foregoing, whether upon the occurrence of certain events or conditions, upon notice or lapse of time, or otherwise.

(rr) Representations in Certificates. Any certificate signed by any officer of the Company and delivered to the Underwriters, the Forward Purchasers and the Forward Sellers or to their counsel after the date of this Agreement and prior to or on the Closing Date (as defined below) or in connection with the issuance, sale and/or delivery of the Company Shares, if any, shall be deemed to be a representation and warranty by the Company to each Underwriter, each Forward Purchaser and each Forward Seller as to the matters covered hereby and thereby.

(ss) Cybersecurity. Except as would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Prospectus, (x) to the knowledge of the Company, there has been no security breach or other compromise of or relating to any of the information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) of the Company and its subsidiaries, and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data. The Company and its subsidiaries have implemented backup and disaster recovery technology as the Company generally deems reasonably adequate for its business.

2. Representations and Warranties of the Forward Sellers. Each of the Forward Sellers represents and warrants to each Underwriter and the Company that:

(a) This Agreement has been duly authorized, executed and delivered by such Forward Seller.

(b) The applicable Forward Sale Agreement between the Company and the applicable Forward Purchaser has been duly authorized, executed and delivered by such Forward Purchaser and, assuming due authorization, execution and delivery by the Company, constitutes a valid and legally binding obligation of the applicable Forward Purchaser, enforceable against such Forward Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(c) Such Forward Seller shall, at the Closing Date, have the free and unqualified right to transfer any Borrowed Shares, to the extent that it is required to transfer such Borrowed Shares hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Shares and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters shall have the free and unqualified right to transfer the Borrowed Shares purchased by it from such Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

3. Further Agreements of the Company. The Company covenants and agrees with each Underwriter, each Forward Purchaser and each Forward Seller that:

(a) Required Filings. The Company will file the Preliminary Prospectus and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430B under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act within the time period specified by Rule 433; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters, the Forward Purchasers and the Forward Sellers in New York City prior to 10:00 a.m. (New York City time) on the business day next succeeding the date of this Agreement in such quantities as the Underwriters, the Forward Purchasers and the Forward Sellers may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Underwriters, the Forward Purchasers and the Forward Sellers, upon request, two conformed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter, each Forward Purchaser and each Forward Seller (A) upon request, a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Underwriters, the Forward Purchasers and the Forward Sellers may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters, the Forward Purchasers and the Forward Sellers a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with the offering of the Shares by any Underwriter, any or dealer.

(c) Amendments or Supplements; Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company will furnish to the Underwriters, the Forward Purchasers and the Forward Sellers and their counsel a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriters, the Forward Purchasers and the Forward Sellers reasonably object.

(d) Notice to the Underwriters, the Forward Purchasers and the Forward Sellers. During the Prospectus Delivery Period, the Company will advise the Underwriters, the Forward Purchasers and the Forward Sellers promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement or amendment to any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated or deemed to be incorporated by reference in any of the foregoing) or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Prospectus or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Prospectus or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Operating Partnership or the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will, and will cause the Operating Partnership to, use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Prospectus. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Prospectus to comply with law, the Company will immediately notify the Underwriters, the Forward Purchasers and the Forward Sellers thereof and forthwith prepare and file with the Commission (to the extent required) and furnish to the Underwriters, the Forward Purchasers and the Forward Sellers and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Prospectus as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Prospectus will comply with law.

(f) Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters, the Forward Purchasers and the Forward Sellers thereof and forthwith prepare and file with the Commission and furnish to the Underwriters, the Forward Purchasers and the Forward Sellers and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (including such documents to be incorporated by reference) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(g) Blue Sky Compliance. The Company will furnish such information as may be required and otherwise use its commercially reasonable efforts to cooperate in qualifying the Shares and any Confirmation Shares for offer and sale under the securities or Blue Sky laws of such states or other jurisdictions as the Representatives may reasonably designate and the Company will use its commercially reasonable efforts to maintain such qualifications in effect so long as required for the distribution of the Shares and any Confirmation Shares; provided that the Company shall not be required to (i) qualify as a foreign partnership or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Earning Statement. The Company will, and will cause the Operating Partnership to, make generally available to its security holders and the Representatives as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Operating Partnership and the Company, respectively, occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i) Lock-Up. The Company will not, without the prior consent of the Representatives on behalf of the Underwriters, during the period ending 30 days after the date of the Prospectus (the “Restricted Period”) (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any hedging, swap or other arrangement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (A) the Shares and the Confirmation Shares, (B) any shares of Common Stock issued by the Company upon the exercise, exchange or redemption of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (C) any shares of Common Stock issued, or options to purchase Common Stock or other equity based awards granted pursuant to, existing employee benefit plans or equity incentive plans of the Company referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (D) any shares of Common Stock or warrants issued by the Company upon the amendment, exercise, exchange or redemption of warrants outstanding on the date hereof and referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (E) any shares of Common Stock issued upon redemption of OP Units pursuant to the terms of the Partnership Agreement, (F) the filing of a registration statement in respect of a dividend reinvestment plan of the Company and any shares of Common Stock issued pursuant thereto, or (F) transfers of shares of Common Stock pursuant to Section 14(f) of Article 14 of the charter of the Company.

(j) Use of Proceeds. The Company will, and will cause the Operating Partnership to, apply the net proceeds from the issuance, sale and/or delivery of any Company Shares and Confirmation Shares as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Use of proceeds.”

(k) DTC. The Company will cooperate with the Underwriters, the Forward Purchasers and the Forward Sellers and use its best efforts to permit the Shares and any Confirmation Shares to be eligible for clearance, settlement and trading through the facilities of DTC.

(l) No Stabilization. The Company will not take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares; provided that nothing herein shall prevent the Company or the Operating Partnership from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

4. Agreements to Sell and Purchase; Payment and Delivery

(a) On the basis of the representations and warranties, and subject to the terms and conditions, herein, each of the Forward Sellers (with respect to the Borrowed Shares) and the Company (with respect to any Company Shares), severally and not jointly, agrees to sell to the several Underwriters, and each Underwriter, severally and not jointly, agrees to purchase from the Forward Sellers (with respect to the Borrowed Shares) and the Company (with respect to any Company Shares) the respective number of Shares set forth in Schedule I hereto opposite its name at $190.56 a share (the “Purchase Price”). Each Forward Seller’s obligations pursuant to this Section 4 are several and not joint and extend solely to the respective number of Borrowed Shares specified opposite its name in Schedule I.

(b) If (i) any of the representations and warranties of the Company contained in Section 1 of this Agreement or any certificate delivered by the Company pursuant hereto is not true and correct as of the date hereof and as of the Closing Date, as if made as of the Closing Date, (ii) the Company has not performed all of the obligations required to be performed by it under this Agreement on or prior to the Closing Date, (iii) any of the conditions set forth in Section 6 have not been satisfied on or prior to the Closing Date, (iv) this Agreement shall have been terminated pursuant to Section 9 on or prior to the Closing Date or the Closing Date shall not have occurred, (v) any of the conditions set forth in Paragraph 7 of the Forward Sale Agreements shall not have been satisfied on or prior to the Closing Date or (vi) any of the representations and warranties of the Company contained in the Forward Sale Agreements are not true and correct as of the date hereof or the Closing Date as if made as of such date (clauses (i) through (vi), together, the “Conditions”), then the applicable Forward Sellers, in their sole discretion, may elect not to borrow and deliver for sale to the Underwriters the Borrowed Shares otherwise deliverable on such date. In addition, in the event a Forward Purchaser determines that (A) it or its affiliate is unable through commercially reasonable efforts to borrow and deliver a number of shares of Common Stock equal to the number of Borrowed Shares to be sold by the affiliated Forward Seller hereunder in connection with establishing a commercially reasonable hedge position or (B) in its commercially reasonable judgment either it is impracticable to do so or it or its affiliate would incur a stock loan cost of more than a rate equal to 200 basis points per annum to do so, then, in each case, the affiliated Forward Seller shall only be required to deliver for sale to the Underwriters on the Closing Date the aggregate number of shares of Common Stock that such Forward Seller or its affiliate is able to so borrow and deliver. In such case, the applicable Forward Purchasers and the applicable Forward Sellers shall have no liability for any Borrowed Shares that the applicable Forward Sellers do not deliver and sell to the Underwriters.

(c) If, pursuant to Section 4(b) above, any of the Forward Sellers elects not to borrow and deliver for sale to the Underwriters on the Closing Date the total number of Borrowed Shares to be sold by it hereunder, such Forward Seller will use its commercially reasonable efforts to notify the Company no later than 9:00 a.m. (New York City time) on the Closing Date. Notwithstanding anything to the contrary herein, in no event will the Company be required to issue or deliver the applicable Company Shares (as defined below) prior to the business day following notice to the Company of the relevant number of Shares so deliverable.

(d) The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Time of Sale Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(e) Payment shall be made to the Forward Sellers or the Company by wire transfer of immediately available funds to a bank account designated by the Forward Sellers (with respect to the Borrowed Shares) and the Company (with respect to any Company Shares) against delivery to the Representatives for the respective accounts of the Underwriters for the Shares to be purchased by them on August 5, 2021, or such other date as agreed to by the parties (the “Closing Date”), registered as and reflecting any other specifications as the Representatives reasonably request. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Shares, if any, which it has agreed to purchase.

(f)    The Company acknowledges and agrees that each of the Underwriters, the Forward Purchasers and the Forward Sellers is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and pursuant to the Forward Sale Agreements and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, none of the Underwriters, the Forward Purchasers and the Forward Sellers is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters, the Forward Purchasers and the Forward Sellers shall have any responsibility or liability to the Company with respect thereto. Any review by any Underwriter, any Forward Purchaser or any Forward Seller of the Company, the Operating Partnership, the transactions contemplated hereby or pursuant to the Forward Sale Agreements or other matters relating to such transactions will be performed solely for the benefit of such Underwriter, such Forward Purchaser or such Forward Seller and shall not be on behalf of the Company or any other person.

5.    Certain Agreements of the Underwriters and the Forward Sellers. Each Underwriter and Forward Seller hereby represents and agrees, severally and not jointly, that:

(a)    It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter or Forward Seller, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Schedule II or prepared pursuant to Section 1(d) or Section 3(a) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter or Forward Seller and approved by the Company in advance in writing, including by email.

(b)    It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.    Conditions of the Obligations of the Underwriters and the Forward Sellers. The obligations of the several Underwriters and the Forward Sellers are subject to the performance by the Company of their covenants and other obligations hereunder and to the following additional conditions:

(a)    Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the Commission; each Preliminary Prospectus, the Prospectus and each Issuer Free

Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters and the Forward Sellers.

(b)    Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c)    No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities of the Company or any of its subsidiaries or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any of the securities issued or guaranteed by the Company or any of its respective subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)    No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Prospectus (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto), the effect of which in the judgment of the Representatives or the Forward Sellers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement, the Time of Sale Prospectus and the Prospectus.

(e)    Officer’s Certificate. The Underwriters, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s and the Operating Partnership’s financial matters and is satisfactory to the Underwriters, the Forward Purchasers and the Forward Sellers, (i) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Prospectus and the Prospectus and, to the best knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct on and as of the Closing Date, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date, and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f)    Comfort Letters. (i) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters, the Forward Purchasers and the Forward Sellers, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, the Forward Purchasers and the Forward Sellers, in form and substance reasonably satisfactory to the Underwriters, the Forward Purchasers and the Forward Sellers, containing statements and information of the type customarily included in accountants’

“comfort letters” to underwriters with respect to the financial statements and certain financial information of or relating to the Company contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that the letter delivered on the date of this Agreement shall use a “cut-off” date no more than three business days prior to the date of this Agreement, and the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date; and (ii) the Company shall have furnished to the Underwriters, the Forward Purchasers and the Forward Sellers a certificate, dated the date of this Agreement and addressed to the Underwriters, the Forward Purchasers and the Forward Sellers, of the Chief Financial Officer of the Company, with respect to historical and pro forma financial statements, if any, and certain other financial, numerical and statistical data, in each case not covered by the comfort letters referred to in clause (i) of this paragraph in form and substance reasonably satisfactory to the Underwriters, the Forward Purchasers and the Forward Sellers.

(g)    Opinion and Negative Assurance Statement of Counsel for the Company. Bass, Berry & Sims PLC, counsel to the Company, shall have furnished to the Underwriters, the Forward Purchasers and the Forward Sellers, at the request of the Company, their written opinion and negative assurance statement, dated as of the Closing Date and addressed to the Underwriters, the Forward Purchasers and the Forward Sellers, in form and substance reasonably satisfactory to the Underwriters, the Forward Purchasers and the Forward Sellers.

(h)    Opinion and Negative Assurance Statement of Counsel for the Underwriters, the Forward Purchasers and the Forward Sellers. The Underwriters, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date an opinion and negative assurance statement of Sidley Austin LLP, counsel for the Underwriters, the Forward Purchasers and the Forward Sellers, with respect to such matters as the Underwriters, the Forward Purchasers and the Forward Sellers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance of any Company Shares or the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance of any Company Shares or the sale of the Shares.

(j)    Good Standing. The Underwriters, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Operating Partnership in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Underwriters, the Forward Purchasers and the Forward Sellers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k)    Lock-Ups. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Representatives and the parties identified on Exhibit B hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

(l)    Regulation M. The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(m)    Listing of Shares. Any Company Shares and the Confirmation Shares shall have been approved for listing on the NYSE, subject only to a notice of issuance.

(n)    Timely Filings. All filings with the Commission required by Rule 424 under the Securities Act shall have been filed within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(o)    Additional Documents. On or prior to the Closing Date, the Company shall have furnished to the Underwriters, the Forward Purchasers and the Forward Sellers such further certificates and documents as the Underwriters, the Forward Purchasers and the Forward Sellers may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters, the Forward Purchasers and the Forward Sellers.

7.    Indemnification and Contribution.

(a)    Indemnification of the Underwriters, the Forward Purchasers and the Forward Sellers. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter, each Forward Purchaser and each Forward Seller, its affiliates, directors and officers and each person, if any, who controls such Underwriter, such Forward Purchaser or such Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Prospectus (or any amendment or supplement to any of the foregoing) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Counterparty Information.

(b)    Indemnification of the Company and the Operating Partnership. Each Underwriter and each Forward Seller agrees, severally and not jointly, to indemnify and hold harmless the (i) Company, its directors, its officers who signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnified Persons”), and (ii) the Operating Partnership, the directors of the Company acting in its capacity as general partner of the Operating Partnership, the officers of the Company acting in its capacity as general partner of the Operating Partnership who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “OP Indemnified Persons”), but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter or Forward Seller furnished to the Company or the Operating Partnership in writing by such Underwriter or such Forward Seller expressly for use in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Prospectus (or any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information consists of the following: (x) the names of the Forward Sellers in the first paragraph and the Underwriters appearing in the table below the first paragraph under the heading “Underwriting” in the Prospectus and the Time of Sale Prospectus; (y) the first paragraph under the caption “Commissions and Discounts” under the heading “Underwriting” in the Prospectus and Time of Sale Prospectus; and (z) the paragraphs under the caption “Price stabilization, short positions and penalty bids” under the heading “Underwriting” in the Prospectus and Time of Sale Prospectus but only insofar as concerns the Underwriters regarding stabilization, short positions and penalty bids (collectively, the “Counterparty Information”).

(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. Subject to the proviso to this sentence, the Indemnifying Person shall be entitled to participate in the defense of any claim, and to the extent that it may wish, assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person; provided, however, that in any such proceeding, any Indemnified Person shall have the right to retain its own counsel (in which case the Indemnifying Person shall not be entitled to participate in or assume the defense of any suit, action, proceeding, investigation, claim or demand brought or asserted against such Indemnified Person), but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, any Forward Seller, its affiliates, directors and officers and any control persons of such party shall be designated in writing by the Representatives and any such separate firm for the Company Indemnified Persons and/or the OP Indemnified Persons shall be designated in writing by the Company, either for itself or in its capacity as general partner of the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification has been or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)    Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters, the Forward Purchasers and the Forward Sellers on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters, the Forward Purchasers and the

Forward Sellers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters, the Forward Purchasers and the Forward Sellers on the other shall be deemed to be in the same respective proportions as (x) in the case of the Company and the Operating Partnership, the net proceeds (before deducting expenses) received by the Company and the Operating Partnership from the offering of the Shares (including the proceeds to be received by the Company pursuant to the Forward Sale Agreements, assuming Physical Settlement (as defined in the Forward Sale Agreements) of the Forward Sale Agreements), (y) in the case of the Underwriters, the total underwriting discounts and commissions received by the Underwriters, and (z) in the case of the Forward Sellers and the Forward Purchasers, the aggregate Spread (as defined in the Forward Sale Agreements) retained by the Forward Purchasers under the Forward Sale Agreements, net of any costs associated therewith as reasonably determined by the Forward Sellers, as set forth in the Forward Sale Agreements, bear to the aggregate offering price of the Shares, plus such aggregate Spread (net of such costs). The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters, the Forward Purchasers and the Forward Sellers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by the Underwriters, the Forward Purchasers and the Forward Sellers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Limitation on Liability. Each of the Company, the Operating Partnership, the Underwriters, the Forward Purchasers and the Forward Sellers agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters, the Forward Purchasers and the Forward Sellers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Forward Sellers shall not be required to contribute an amount in excess of the aggregate Spread retained by the Forward Purchasers under the applicable Forward Sale Agreements. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Underwriter and Forward Seller to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.    Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.    Termination. This Agreement may be terminated in the absolute discretion of the Representatives, the Forward Purchasers and the Forward Sellers by notice to the Company, if after the execution and delivery of this Agreement and the Forward Sale Agreements and on or prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, the Forward Purchasers and the Forward Sellers is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement, the Time of Sale Prospectus and the Prospectus.

10.    Defaulting Underwriter.

(a)    If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters, the Forward Purchasers and the Forward Sellers do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, any of the non-defaulting Underwriters, the Forward Purchasers and the Forward Sellers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters, the Forward Purchasers and the Forward Sellers may be necessary in the Registration Statement, the Time of Sale Prospectus and the Prospectus or in any other document or arrangement, and the Company agree to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Prospectus and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and by other persons satisfactory to the Company as provided in paragraph (a) above, the number of such Shares that remain unpurchased does not exceed one-eleventh of the aggregate number of all the Shares, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Forward Purchasers and the Forward Sellers and by other persons satisfactory to the Company as provided in paragraph (a) above, the aggregate principal amount of such Shares that remain unpurchased exceeds one-eleventh of the aggregate principal amount of all the Shares, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters the Forward Purchasers and the Forward Sellers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)    Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter, the Forward Purchasers or the Forward Sellers for damages caused by its default.

11.    Payment of Expenses.

(a)    Whether or not the transactions contemplated by this Agreement and the Forward Sale Agreements are consummated or any of this Agreement and the Forward Sale Agreements is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder and thereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any Confirmation Shares and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of this Agreement and the Forward Sale Agreements; (iv) the fees and expenses of the Company’s counsel and of Ernst & Young LLP; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares and any Confirmation Shares under the laws of such jurisdictions as the Representatives, the Forward Purchasers or the Forward Sellers may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related and reasonable fees and expenses of counsel for the Underwriters, the Forward Purchasers and the Forward Sellers); (vi) all expenses (including reasonable fees and expenses of counsel for the Underwriters, the Forward Purchasers and the Forward Sellers) and application fees incurred in connection with any filing with, and clearance of the offering of the Shares and any Confirmation Shares by, the Financial Industry Regulatory Authority; (vi) all expenses and application fees incurred in connection with making the Shares and any Confirmation Shares eligible for clearance, settlement and trading through the facilities of DTC and their listing on the NYSE; and (vii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b)    If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to deliver the Company Shares or the Confirmation Shares or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters, the Forward Purchasers and the Forward Sellers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred in connection with this Agreement, the Forward Sale Agreements and the offering contemplated hereby and thereby.

12.    Additional Issuance and Sale by the Company. In the event that (i) all the Conditions are not satisfied on or prior to the Closing Date or a Forward Purchaser determines that (A) it or its affiliate is unable through commercially reasonable efforts to borrow and deliver a number of shares of Common Stock equal to the number of Borrowed Shares to be sold by the affiliated Forward Seller hereunder in connection with establishing a commercially reasonable hedge position or (B) in its commercially reasonable judgment either it is impracticable to do so or it or its affiliate would incur a stock loan cost of more than a rate equal to 200 basis points per annum to do so, then then the Company shall issue and sell to the Underwriters on the Closing Date an aggregate number of shares of Common Stock equal to the number of Borrowed Shares that the Forward Seller does not deliver and sell to the Underwriters. In connection with any such issuance and sale by the Company, the Company or the Representatives shall have the right to postpone the Closing Date for a period not exceeding one business day in order to effect any required changes in any documents or arrangements. The shares of Common Stock sold by the Company to the Underwriters pursuant to this Section 12 in lieu of any Borrowed Shares are referred to herein as the “Company Shares.”

13.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter, Forward Purchaser and Forward Seller referred to in Section 7 hereof. Nothing in this Agreement or the Forward Sale Agreements is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, the Forward Sale Agreements or any provision contained herein. No purchaser of the Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

14.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the parties hereto in this Agreement, or made by or on their behalf pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement, the Forward Sale Agreements or any investigation made by or on behalf of the Company, the Underwriters, the Forward Purchasers or the Forward Sellers.

15.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

16.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

17.    Recognition of the U.S. Special Resolution Regimes.

(a)    In the event that any Underwriter, any Forward Purchaser or any Forward Seller that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from party of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter, any Forward Purchaser or any Forward Seller that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 17: (a) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (b) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (c) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (d) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

18.    Miscellaneous.

(a)    Authority of the Representatives. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities LLC and Wells Fargo Securities, LLC on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities LLC and Wells Fargo Securities, LLC shall be binding upon the Underwriters.

(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication, and if to:

(i)

the Underwriters shall be delivered, mailed or sent to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179; Attention: Equity Syndicate Desk – 3rd Floor, (fax (212) 834-6081); and Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor, New York, New York 10001; Attention: Equity Syndicate Department (Facsimile: (212) 214-5918).

(ii)

the Forward Purchasers or the Forward Sellers shall be delivered, mailed or sent to JPMorgan Chase Bank, National Association, EDG Marketing Support; email: edg_notices@jpmorgan.com; edg_ny_corporate_sales_support@jpmorgan.com; facsimile: 1-866-886-4506 with a copy to: Attention: Kevin Cheng, Executive Director, telephone: 212-622-0202, email: kevin.c.cheng@jpmorgan.com; and Wells Fargo Bank, National Association, 500 West Street, 14th Floor, New York, New York 10001; (Telecopy No.: (212) 214-5913); Attention: Equity Syndicate Department (Facsimile: (212) 214-5918), with a copy to corporatederivativenotifications@wellsfargo.com; and

(iii)

the Company (whether on its own behalf or in its capacity as general partner of the Operating Partnership) shall be given to it at Mid-America Apartments, Inc., 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention: Andrew Schaeffer (email: Andrew.schaeffer@maac.com), with a copy to Robert J. DelPriore (email: robert.delpriore@maac.com).

(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)    Submission to Jurisdiction. Each of the parties hereto hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto waives any objection that it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the parties hereto agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party, and may be enforced in any court to the jurisdiction of which such party is subject by a suit upon such judgment.

(e)    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement may be delivered by any party by facsimile or other electronic transmission. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation,

DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

(g)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

MID-AMERICA APARTMENT COMMUNITIES, INC.

By:	/s/ Albert M. Campbell, III
Name: Albert M. Campbell, III
Title: Executive Vice President and Chief Financial Officer

Very truly yours,

MID-AMERICA APARTMENTS, L.P
Solely with respect to Section 7 of this Agreement.

By:	Mid-America Apartment Communities, Inc.,
its General Partner

By:	/s/ Albert M. Campbell, III
Name: Albert M. Campbell, III
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Underwriting Agreement]

Accepted and agreed to as of the date first written above:

J.P. MORGAN SECURITIES LLC

By:	/s/ Haley Trethaway
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ Thomas Yates
Authorized Signatory

For themselves and on behalf of the several Underwriters listed in Schedule I hereto

[Signature Page to Underwriting Agreement]

Accepted and agreed to as of the date first written above

J.P. MORGAN SECURITIES LLC

By:	/s/ Kevin Cheng
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ Thomas Yates
Authorized Signatory

As Forward Sellers

[Signature Page to Underwriting Agreement]

Accepted and agreed to as of the date first written above

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Kevin Cheng
Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas Yates
Authorized Signatory

As Forward Purchasers, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Underwriting Agreement]

Schedule I

Underwriter	Number of Shares To Be Purchased
J.P. Morgan Securities LLC	550,000
Wells Fargo Securities, LLC	550,000
Total	1,100,000

Forward Seller	Number of Borrowed Shares To Be Sold
J.P. Morgan Securities LLC	550,000
Wells Fargo Securities, LLC	550,000
Total	1,100,000

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Schedule II

Time of Sale Prospectus

1.	The most recent preliminary prospectus related to the offering of the Shares together with the Base Prospectus; and

2.	Any Permitted Free Writing Prospectus identified below.

The foregoing, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, considered together, the “Time of Sale Prospectus.”

Permitted Free Writing Prospectus

None

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EXHIBIT A

FORM OF LOCK-UP AGREEMENT

                , 20_

J.P. MORGAN SECURITIES LLC

WELLS FARGO SECURITIES, LLC

As Representatives of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

c/o Wells Fargo Securities, LLC

500 West 33rd Street

New York, NY 10001

Re:    Mid-America Apartment Communities, Inc.- Public Offering

Ladies and Gentlemen:

The undersigned understands that J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (the “Representatives”) have entered as of the date hereof into an Underwriting Agreement (the “Underwriting Agreement”) with Mid-America Apartment Communities, Inc., a Tennessee corporation (the “Company”), and the forward purchasers and the forward sellers named therein providing for the public offering (the “Public Offering”) by the several underwriters, including the Representatives (the “Underwriters”), of shares of the common stock, $0.01 par value per share of the Company (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, the undersigned will not, and will not cause any direct or indirect affiliate to, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending at the close of 30 calendar days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into

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or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively, “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing. Notwithstanding the foregoing, the undersigned may:

(a) transfer the undersigned’s Lock-Up Securities:

(i) as a bona fide gift or gifts, or for bona fide estate planning purposes,

(ii) by will or intestacy,

(iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin),

(iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement, or

(vii) as part of a sale of the undersigned’s Lock-Up Securities acquired in open market transactions after the closing date for the Public Offering, and

(b) convert or exchange outstanding OP Units, preferred stock, warrants to acquire preferred stock or convertible securities into or for shares of Common Stock or warrants to acquire shares of Common Stock; provided that any such shares of Common Stock or warrants received upon such conversion shall be subject to the terms of this Letter Agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that the Representatives and the other Underwriters are not making a recommendation to you to enter into this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

By:
Name:
Title:

Very truly yours,

(Name)

(Address)

EXHIBIT B

PERSONS AND ENTITIES SUBJECT TO LOCK-UP

H. Eric Bolton, Jr.

Albert M. Campbell, III

Melanie Carpenter

Robert J. DelPriore

Thomas L. Grimes, Jr.

Alan B. Graf, Jr.

Edith Kelly-Green

Toni Jennings

James K. Lowder

Thomas K. Lowder

Monica McGurk

Claude B. Nielsen

Philip W. Norwood

W. Reid Sanders

Gary Shorb

David P. Stockert

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